UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2019

_______________________________________________________________

NOBLE VICI GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54761	42-1772663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Raffles Place, #33-02

One Raffles Place Tower One

Singapore 048616

(Address of principal executive offices) (Zip Code)

+65 6491 7998
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value US$0.0001	NVGI	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Noble Vici Group, Inc. (the “Company”) was held on October 14, 2019 (the “Annual Meeting”). As of the close of business on September 6, 2019, the record date, the Company had 210,704,160 shares of Common Stock, at $0.0001 par value. Stockholders holding 191,745,999 shares, or approximately 91% of the eligible voting shares, casted votes including 118,661,647 shares that were present in person, 73,084,352 by proxy and 0 shares that voted online at the Annual Meeting.

The Company’s stockholders voted on the following four proposals (described in detail in the Company’s definitive proxy statement) at the Annual Meeting and cast their votes as follows:

Proposal No. 1	The Company’s stockholders elected the following nominee as director for a term expiring at the Company’s 2020 Annual Meeting of the Stockholders: Eldee Wai Chong Tang. This nominee represented the Board’s entire slate of nominees. The complete final tabulation of voting results for the election of directors is set forth below:

Name	For	Against	Abstain	Broker Non-Vote
Eldee Wai Chong Tang	191,745,999	0	0	0

Proposal No. 2	The Company’s stockholders ratified the appointment of Exelient PAC as the Company’s independent auditors for the fiscal year ending October 31, 2020, by the votes indicated below:

For	Against	Abstain	Broker Non-Vote(1)
191,745,999	0	0	0

(1)	Pursuant to the rules of the NYSE, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Proposal No. 3	The Company’s stockholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes indicated below:

For	Against	Abstain	Broker Non-Vote
191,745,999	0	0	0

Proposal No. 4	The Company’s stockholders approved on a non-binding advisory basis that we conduct an advisory Say-on-Frequency vote every year, two years or three years as indicated below.

One Year	Two Years	Three Years	Abstain
0	0	191,745,999	0

On September 5, 2019, our Board of Directors approved conducting on a non-binding advisory basis a vote approving the compensation arrangements of the Company’s named executive officers every three years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE VICI GROUP, INC.
Dated: October 14, 2019

	By:	/s/ Eldee Wai Chong Tang
Eldee Wai Chong Tang
Chief Executive Officer and Chief Financial Officer

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